As filed with the Securities and Exchange Commission on February 24, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2010

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 23, 2010, pursuant to stockholder approval, Bank of America Corporation (the “Corporation”) amended its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for an increase in the number of shares of the Corporation’s common stock authorized for issuance from 10 billion to 11.3 billion. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”) is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On February 23, 2010, the Corporation announced the results of its Special Meeting of Stockholders held on February 23, 2010 in Charlotte, North Carolina, at which the stockholders approved the Amendment. The Corporation also announced the automatic conversion in full, effective at 9:30 a.m. on February 24, 2010, of all the outstanding shares of the Corporation’s Common Equivalent Junior Preferred Stock, Series S, $0.01 par value (the “Series S Preferred Stock”), into an aggregate of 1.286 billion shares of the Corporation’s common stock, pursuant to the terms of the Series S Preferred Stock. The Series S Preferred Stock was issued on December 9, 2009 in connection with the Corporation’s issuance of $19.3 billion, or 1.286 billion, Common Equivalent Securities (the “Common Equivalent Securities”). Each Common Equivalent Security consisted of one depositary share representing a 1/1000th interest in a share of Series S Preferred Stock, and a warrant (the “Contingent Warrant”) to purchase a fractional share of the Corporation’s common stock. On February 24, 2010, the Contingent Warrants automatically expired without having become exercisable, the Series S Preferred Stock converted in full into shares of the Corporation’s Common Stock at the rate of 1,000 shares of Common Stock for each share of Series S Preferred Stock outstanding, and the Common Equivalent Securities ceased to exist. A copy of the news release announcing such results and the conversion of the Series S Preferred Stock is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Bank of America Corporation

99.1	Press Release dated February 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: February 24, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Bank of America Corporation

99.1	Press Release dated February 23, 2010